EX-5.a.

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                                                                                           JACKSON NATIONAL LIFE
                                                                                INSURANCE COMPANY OF NEW YORK(SM)  [GRAPHIC OMITTED]

Perspective L Series (03/05)                                                           Home Office - 2900 Westchester Ave., Ste. 305
                                                                                                                  Purchase, NY 1057
FIXED AND VARIABLE ANNUITY APPLICATION (VA210NY)                                                                       WWW.JNLNY.COM

See back page for mailing address.

USE DARK INK ONLY
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REGISTRATION INFORMATION
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OWNER'S NAME                            Date of Birth (mm/dd/yyyy)                                      SSN/TIN (include dashes)

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Home Address (number and street)                        CITY, STATE, ZIP

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Age     Sex      U.S. Citizen           Phone No. (include area code)           E-Mail Address         Broker/Dealer Account Number
       M   F      Yes     No
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JOINT OWNER'S NAME (Proceeds will be distributed in accordance with the Contract                SSN/TIN (include dashes)
on the first death of either Owner. Spousal Joint Owner may continue the
Contract.)

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Home Address (number and street)                        CITY, STATE, ZIP                 Relationship to Owner

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Date of Birth (mm/dd/yyyy)      Age     Sex     U.S. Citizen    Phone No. (include area code)           E-Mail Address
                                       M   F     Yes     No
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ANNUITANT'S NAME (if other than Owner)                                          SSN/TIN (include dashes)

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Home Address (number and street)                        CITY, STATE, ZIP

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Date of Birth (mm/dd/yyyy)      Age     Sex     U.S. Citizen    Phone No. (include area code)           E-Mail Address
                                       M   F     Yes     No
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JOINT ANNUITANT'S NAME                                                                                  SSN/TIN (include dashes)

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Date of Birth (mm/dd/yyyy)      Age     Sex     U.S. Citizen    Phone No. (include area code)
                                       M   F     Yes     No
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BENEFICIARY DESIGNATION
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Percentages must equal 100% for each beneficiary type.  For additional beneficiaries, please attach a separate sheet, signed and dated by the Owner(s), which includes names, percentages, and other required information.
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                Name                                    SSN/TIN (include dashes)                        Percentage (%)
Primary
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                Relationship to Owner           Address (number and street)             City, State, ZIP

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                Name                                    SSN/TIN (include dashes)                        Percentage (%)
 __ Primary
 __ Contingent  --------------------------------------------------------------------------------------------------------------------
                Relationship to Owner           Address (number and street)             City, State, ZIP

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                Name                                    SSN/TIN (include dashes)                        Percentage (%)
 __ Primary
 __ Contingent  --------------------------------------------------------------------------------------------------------------------
                Relationship to Owner           Address (number and street)             City, State, ZIP

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                Name                                    SSN/TIN (include dashes)                        Percentage (%)
 __ Primary
 __ Contingent  --------------------------------------------------------------------------------------------------------------------
                Relationship to Owner           Address (number and street)             City, State, ZIP

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ANNUITY TYPE                                                                                    TRANSFER INFORMATION

 __ Non-Tax Qualified                          __ IRA - Individual*                             __ IRC 1035 Exchange
 __ 401(k) Qualified Savings Plan              __ IRA - Custodial*                              __ Direct Transfer
 __ HR-10 (Keogh) Plan                         __ IRA - Roth*                                   __ Direct Rollover
 __ 403(b) TSA (Direct Transfer Only)          *Tax Contribution Years and Amounts:             __ Non-Direct Rollover
 __ IRA - SEP                                  Year: ________  $________                        __ Roth Conversion
 __ Other __________________________           Year: ________  $________

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NVDA 111                                                                                                                NV4673 03/05

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REPLACEMENT  * Must be completed for "Good Order"
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*ARE YOU REPLACING AN EXISTING LIFE INSURANCE POLICY OR ANNUITY CONTRACT?  ___ YES ___ NO    IF "YES", PLEASE COMPLETE THIS SECTION.
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Company Name                    Contract No.                            Anticipated Transfer Amount
                                                                        $
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Company Name                    Contract No.                            Anticipated Transfer Amount
                                                                        $
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  OPTIONAL DEATH BENEFIT - ONCE SELECTED, OPTIONAL DEATH BENEFITS CANNOT BE CHANGED.

If the Optional Death Benefit is not selected, your beneficiary(ies) will receive the standard death benefit. Please see the prospectus for details.

    __ Highest Anniversary Value Death Benefit

                                 ADDITIONAL CHARGES WILL APPLY. PLEASE SEE THE PROSPECTUS FOR DETAILS.
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  OPTIONAL BENEFITS - ONCE SELECTED, OPTIONAL BENEFITS CANNOT BE CHANGED.

  A. CONTRACT ENHANCEMENT OPTIONS/1/
     (MAY SELECT ONLY ONE)
      __ 2% of first-year premium /2/
      __ 3% of first-year premium /2/
      __ 4% of first-year premium /2/


B.   GUARANTEED LIVING BENEFIT OPTIONS/3/
     (MAY SELECT ONLY ONE)
     __ SafeGuard 7 Plus(SM)
        (Guaranteed Minimum Withdrawal Benefit)
     __ LifeGuard(SM) 5
        (5% For Life Guaranteed Minimum Withdrawal Benefit)
     __ LifeGuard(SM) 4
        (4% For Life Guaranteed Minimum Withdrawal Benefit)
     __ FutureGuard(SM)
        (Guaranteed Minimum Income Benefit)

/1/ Please complete the Important Disclosure Regarding the Contract Enhancement.

/2/ Selection of the 2%, 3%, or 4% Contract Enhancement option will prohibit allocation or transfer of any premium to the
    3, 5, or 7-Year Fixed Account Options during the Recapture period of that selected option.

/3/ The GMIB and GMWBs may not be appropriate for Owners who will be subject to any minimum distribution requirements under an
    IRA or other qualified plan prior to the expiration of 10 contract years.

    Exercise of a GMWB benefit after the required minimum distribution beginning date under an IRA or other qualified plan may not be appropriate.

    Please consult a tax advisor on this and other matters of selecting income options.

     ADDITIONAL CHARGES WILL APPLY. PLEASE SEE THE PROSPECTUS FOR DETAILS.

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INITIAL PREMIUM                                                         INCOME DATE
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Amount of premium with application: $__________________                 PLEASE SPECIFY DATE (mm/dd/yyyy): If an Income Date is not
MAKE ALL CHECKS PAYABLE TO JACKSON NATIONAL LIFE INSURANCE COMPANY      specified, age 90 (age 70 1/2 for Qualified Plans) of the
OF NEW YORK(SM)                                                         Owner will be used.
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ELECTRONIC RECEIPT OF STATEMENTS/CORRESPONDENCE

I consent ___ I do not consent ___ to electronic delivery of annual and semi-annual reports, quarterly and immediate confirmation statements, prospectuses and prospectus supplements, and related correspondence (except) ___________________ from Jackson National
Life of New York, when available.

There is no charge for electronic delivery. Please make certain you have given us a current e-mail address. Also let us know if that
e-mail address changes as we will need to notify you of a document's availability through e-mail. To view an electronic document, you will need Internet access. You may request paper copies, whether or not you also decide to revoke your consent for electronic delivery, at any time and for no charge. Please contact the appropriate JNL/NY(SM) Service Center to update your e-mail address, revoke your consent to electronic delivery, or request paper copies.

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CAPITAL PROTECTION PROGRAM
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__ Yes  PLEASE COMPLETE SUPPLEMENTAL APPLICATION NV4674
__ No   PLEASE PROCEED TO THE PREMIUM ALLOCATION SECTION.
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                                                                         TOTAL NUMBER OF ALLOCATIONS MAY NOT EXCEED 18
PREMIUM ALLOCATION                                                  WHOLE PERCENTAGES ONLY * TOTAL ALLOCATION MUST EQUAL 100%
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NUMBER          PORTFOLIOS

196   _____%   JNL(R)/AIM Large Cap Growth
195   _____%   JNL/AIM Small Cap Growth
114   _____%   JNL/Alger Growth
125   _____%   JNL/Alliance Capital Growth
115   _____%   JNL/Eagle Core Equity
116   _____%   JNL/Eagle SmallCap Equity
150   _____%   JNL/FMR Balanced
101   _____%   JNL/FMR Capital Growth
126   _____%   JNL/JPMorgan International Value
132   _____%   JNL/Lazard Mid Cap Value
131   _____%   JNL/Lazard Small Cap Value
123   _____%   JNL/Mellon Capital Management S&P 500(R) Index
124   _____%   JNL/Mellon Capital Management S&P(R) 400 MidCap Index
128   _____%   JNL/Mellon Capital Management Small Cap Index
129   _____%   JNL/Mellon Capital Management International Index
133   _____%   JNL/Mellon Capital Management Bond Index
147   _____%   JNL/Mellon Capital Management The Dow(SM) 10
178   _____%   JNL/Mellon Capital Management The S&P 10
175   _____%   JNL/Mellon Capital Management Global 15
176   _____%   JNL/Mellon Capital Management 25
177   _____%   JNL/Mellon Capital Management Select Small-Cap
224   _____%   JNL/Mellon Capital Management JNL 5
228   _____%   JNL/Mellon Capital Management NASDAQ(R) 15
229   _____%   JNL/Mellon Capital Management Value Line(R) 25
225   _____%   JNL/Mellon Capital Management VIP
191   _____%   JNL/Mellon Capital Management Communications Sector
185   _____%   JNL/Mellon Capital Management Consumer Brands Sector
190   _____%   JNL/Mellon Capital Management Energy Sector

NUMBER         PORTFOLIOS

189   _____%   JNL/Mellon Capital Management Financial Sector
188   _____%   JNL/Mellon Capital Management Pharmaceutical/Healthcare Sector
187   _____%   JNL/Mellon Capital Management Technology Sector
054   _____%   JNL/Mellon Capital Management Enhanced S&P 500 Stock Index
173   _____%   JNL/Oppenheimer Global Growth
174   _____%   JNL/Oppenheimer Growth
127   _____%   JNL/PIMCO Total Return Bond
105   _____%   JNL/Putnam Equity
113   _____%   JNL/Putnam International Equity
148   _____%   JNL/Putnam Midcap Growth
106   _____%   JNL/Putnam Value Equity
136   _____%   JNL/Salomon Brothers High Yield Bond
110   _____%   JNL/Salomon Brothers Strategic Bond
109   _____%   JNL/Salomon Brothers U.S. Government & Quality Bond
104   _____%   JNL/Select Balanced
103   _____%   JNL/Select Global Growth
102   _____%   JNL/Select Large Cap Growth
107   _____%   JNL/Select Money Market
179   _____%   JNL/Select Value
111   _____%   JNL/T. Rowe Price Established Growth
112   _____%   JNL/T. Rowe Price Mid-Cap Growth
149   _____%   JNL/T. Rowe Price Value

THE FOLLOWING 5 OPTIONS ARE S&P MANAGED PORTFOLIOS
227   _____%   JNL/S&P Managed Conservative
226   _____%   JNL/S&P Managed Moderate
117   _____%   JNL/S&P Managed Moderate Growth
118   _____%   JNL/S&P Managed Growth
119   _____%   JNL/S&P Managed Aggressive Growth

___ CHECK HERE FOR AUTOMATIC REBALANCING. Only the Portfolios selected above and the 1-year Fixed Account (if selected) will participate in the program. The 3, 5 and 7 year Fixed Accounts are not available for Automatic Rebalancing.

Frequency:     ___ Monthly      ___ Quarterly
               ___ Semi-Annual  ___ Annual
Start Date:

If no date is selected, the program will begin one month/quarter/half-year/year (depending on the frequency you selected) from the date JNL/NY(SM) applies the first premium payment.

FIXED ACCOUNT OPTIONS
041 _____% 1-year
043 _____% 3-year
045 _____% 5-year
047 _____% 7-year

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IMPORTANT - PLEASE READ CAREFULLY.
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1.   I (We) hereby  represent to the best of my (our)  knowledge and belief that each of the statements and answers contained above are true, complete and correctly recorded.

2. I (We) certify that the Social Security or Taxpayer Identification number(s) shown above is (are) correct.

3. I (WE) UNDERSTAND THAT ANNUITY BENEFITS AND WITHDRAWAL VALUES, IF ANY, WHEN BASED ON THE INVESTMENT EXPERIENCE OF A PORTFOLIO IN THE SEPARATE ACCOUNT OF JNL(R)/NY ARE VARIABLE AND MAY BE INCREASED OR DECREASED, AND THE DOLLAR AMOUNTS ARE NOT GUARANTEED.

4. I (We) have been given a current prospectus for this variable annuity for each available Portfolio.

5. The contract I (we) have applied for is suitable for my (our) insurance objective, financial situation and needs.

6. I understand the restrictions imposed by 403(b)(11) of the Internal Revenue Code. I understand the investment alternatives available under my employer's 403(b) plan, to which I may elect to transfer my contract value.

7. I (WE) UNDERSTAND THAT ALLOCATIONS TO THE FIXED ACCOUNT OPTION(S) ARE SUBJECT TO AN ADJUSTMENT IF WITHDRAWN OR TRANSFERRED PRIOR TO THE END OF THE APPLICABLE PERIOD, WHICH MAY REDUCE AMOUNTS WITHDRAWN OR TRANSFERRED.

8.   If I (we) have  elected  the  Capital  Protection  Program,  I (we)  hereby
     acknowledge  receipt  of  the  "CAPITAL  PROTECTION  PROGRAM   SUPPLEMENTAL
     APPLICATION."
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SIGNATURES  * Must be completed for "Good Order"
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SIGNED AT* (city, state)                        DATE SIGNED* (mm/dd/yyyy)

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Owner's Signature                   Annuitant's Signature (if other than Owner)

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Joint Owner's Signature         Joint Annuitant's Signature
                                (if other than Joint Owner)

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PRODUCER/REPRESENTATIVE'S STATEMENT

I certify that: I am authorized and qualified to discuss the Contract herein applied for; I have fully explained the Contract to the client, including contract benefits, restrictions and charges; I believe this transaction is suitable given the client's financial situation and needs; I have complied with requirements for disclosures and/or replacements as necessary; and to the best of my knowledge and belief the applicant's statement as to whether or not an existing life insurance policy or annuity contract is being replaced is true and accurate. (If a replacement, please provide a replacement form or other special forms where required by state law.)

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Producer/Financial Representative's Full Name (please print)            Phone No. (include area code)

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Producer/Financial Representative's Signature                           Date Signed (mm/dd/yyyy)

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Address (number and street)                     City, State, ZIP

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E-Mail Address                                  Contact your home office for program information.

                                        __ Option A     __ Option B    __ Option C    __ Option D   __ Option E
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Broker/Dealer Name                   Broker/Dealer Representative No.        JNL/NY Producer/Representative No.

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                           MAILING ADDRESS AND CONTACT INFORMATION
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FOR CONTRACTS PURCHASED THROUGH A NON-BANK                            FOR CONTRACTS PURCHASED THROUGH A BANK OR
BROKER/DEALER, SEND TO:                                               FINANCIAL INSTITUTION, SEND TO:

     REGULAR MAIL                 OVERNIGHT MAIL                             REGULAR MAIL                 OVERNIGHT MAIL
 JNL/NY Service Center         JNL/NY Service Center                   JNL/NY IMG Service Center     JNL/NY IMG Service Center
   P.O. Box 378004         8055 E. Tufts Ave., 2nd Floor                    P.O. Box 33178                c/o Drawer 5178
 Denver, CO 80237-8004           Denver, CO 80237                       Detroit, MI 48232-5178          12425 Merriman Road
                                                                                                      Livonia, MI 48151-0688
CUSTOMER CARE: 800/599-5651 (8:00 a.m. to 8:00 p.m. ET)
                  FAX: 800/701-0125                                   CUSTOMER CARE: 888/464-7779 (8:00 a.m. to 8:00 p.m. ET)
             E-MAIL: contactus@jnlny.com                                                FAX: 517/367-4669
                                                                                   E-MAIL: contactus@jnlny.com

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         Not FDIC/NCUA insured * Not Bank/CU guaranteed * May lose value
               * Not a deposit * Not insured by any federal agency

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NVDA 111                                                            NV4673 03/05